Exhibit 10

INDEPENDENT AUDITORS’ CONSENT
We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-39474 on Form N-1A of our reports dated May 21, 2001 on Mercury U.S. High Yield Fund, Inc. (the “Fund”) and Master U.S. High Yield Trust, both appearing in the Fund’s March 31, 2001 Annual Report, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York July 19, 2001